                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 3, 2001, is among CELLSTAR CORPORATION, a
 ---------
Delaware corporation (the "Borrower"), each of the banks or other lending
                           --------
institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (each a "Bank" and collectively, the "Banks"), BANK ONE,
                               ----                         -----
NA (formerly known as The First National Bank of Chicago), as syndication agent (the "Syndication Agent"), NATIONAL CITY BANK, as documentation agent (the
      -----------------
"Documentation Agent"), THE CHASE MANHATTAN BANK (successor by merger to Chase
 -------------------
Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), a New York banking corporation ("Chase"), as agent for
                                                        -----
itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "Agent").
 -----

                                   RECITALS:

     A. The Borrower, the Banks, the Syndication Agent, the Documentation Agent and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of February 27, 2001, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Post-Closing Matters Agreement dated as of March 15, 2001 (the "Agreement").
                                                   ---------

     B. The parties hereto now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.1  Definitions.  Capitalized terms used in this Amendment, to the extent
          -----------
not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1  Commitment Reduction.  Effective as of the date hereof, the Total
          --------------------
Commitment is reduced to $50,000,000 and the respective Commitment of each Bank is reduced accordingly as reflected in Schedule 1.1 to the Agreement as amended
                                       ------------
hereby.  Accordingly, effective as of the date hereof, Schedule 1.1 to the
                                                       ------------
Agreement is hereby amended to read in its entirety as set forth in Annex 1
                                                                    -------
hereto.

     2.2  Amended Definitions.  Effective as of the date hereof, the following
          -------------------
definitions set forth in Section 1.1 of the Agreement are hereby amended to read
                         -----------
in their respective entireties as follows:


          Availability shall mean at any time (a) the lesser at such time of (i)
          ------------
     the Borrowing Base
     and (ii) the Total Commitment (as such amount may be reduced in accordance with the provisions of this Agreement), less (b) the Availability Block,
                                             ----
     less (c) the sum of (i) the aggregate amount of each Bank's Current Sum
     ----
     at such time, (ii) the aggregate amount of accrued interest outstanding under the Advances at such time, (iii) the aggregate amount of all net liabilities of the Borrower or any of its Subsidiaries or Foreign Affiliates in respect of all Hedging Obligations of the Borrower or any of its Subsidiaries or Foreign Affiliates to Agent, Chase or any other Bank (which net liabilities shall be calculated on a basis satisfactory to the Agent and in accordance with accepted practice), provided that such other Bank notifies the Agent of the amount of such net liabilities in respect of its Hedging Obligations, (iv) all other outstanding Obligations, including without limitation Commitment Fees, fees related to any Letters of Credit, fees payable to the Agent under any fee letter, legal fees and other amounts payable under Section 10.10 hereof, and (v) Reserves; provided
                           -------------
     however that for purposes of Sections 6.3(f) and (i) hereof, Availability
                                  -----------------------
     shall be calculated based on the Borrowing Base without subtracting the Availability Block and regardless of the amount of the Total Commitment.

          Availability Block shall mean $10,000,000.
          ------------------

          Inventory Cap shall mean an amount equal to the lesser of (a) 80% of
          -------------
     the Net Amount of Eligible Receivables (except Topp Product Receivables), or (b) 50% of the Total Commitment.

     2.3  Commitments.  Effective as of the date hereof, clause (a) of Section
          -----------                                    ----------    -------
2.1 of the Agreement is hereby amended to read as follows:
---

     (a)(1) the lesser of (i) the applicable Borrowing Base at such time and
     (ii) the Total Commitment, less (2) the Availability Block.
                                ----

     2.4  Reductions of Commitments.  Subsection (b) of Section 2.4 of the
          -------------------------   --------------    -----------
Agreement is hereby amended to read in its entirety as follows:

          (b) The Total Commitment shall automatically reduce by the amount of all proceeds of any and all dispositions of equipment or fixtures of the Borrower or any Domestic Subsidiary in accordance with Section 7.4(f)(5)
                                                            -----------------
     hereof, effective upon payment of such proceeds by the purchaser. Each such reduction shall occur ratably among the Banks in accordance with the amount of their respective Commitments and without further action or documentation. Simultaneously with each such reduction, the Borrower shall prepay Advances in the amount of such proceeds. Any prepayments required by this subsection (b) shall be applied to outstanding Alternate Base Rate
          --------------
     Borrowings up to the full amount thereof before such prepayments are applied to outstanding LIBOR Borrowings (together with any Consequential Loss resulting from such prepayments).

     2.5  Letters of Credit.  Effective as of the date hereof, the first
          -----------------
sentence of Section 2.10(a) of the Agreement is hereby amended to add the
            ---------------
following proviso to the end thereof, which proviso shall read as follows:

     ; provided further that on and after July 3, 2001, the Agent shall have no
       --------
     obligation to issue any Letter of Credit except to any beneficiary that is a supplier of the Borrower or its Subsidiaries to support credit sales from such beneficiary to Borrower or its Subsidiaries.

     2.6  Compliance Certificate.  Effective as of the date hereof, clause (l)
          ----------------------                                    ----------
of subsection (d) of Section 6.3 of the Agreement is hereby amended to read as
   --------------    -----------
follows:

     (1) a Compliance Certificate, signed by a Responsible Officer of the Borrower, provided that for Borrower's fiscal quarter ending August 31,
               --------
     2001, such Compliance Certificate shall be furnished no later than forty
     (40) days after the end of such fiscal quarter, and

     2.7  Weekly Information.  Effective as of the date hereof, subsection (k)
          ------------------                                    --------------
of Section 6.3 of the Agreement is hereby amended to read as follows:
   -----------

     (k) as soon as available and in any event weekly, (i) the nine-week cash flow projection of the Borrower and its Subsidiaries, and (ii) a listing of the vendors with the 10 largest account balances due from the Borrower and its Subsidiaries, together with a summary of their terms of payment;

     2.8  Equipment Sales.  Effective as of the date hereof, clause (ii) of
          ---------------                                    -----------
Section 7.4(f)(5) of the Agreement is hereby amended to delete the parenthetical
-----------------
phrase appearing at the end thereof and to replace such parenthetical phrase with the following phrase, which phrase shall read as follows:

     and the Total Commitment shall thereupon automatically reduce by the amount of such proceeds in accordance with Section 2.4(b) hereof.
                                         --------------

     2.9  Minimum Consolidated EBITDA.  The Banks and the Administrative Agent
          ---------------------------
hereby waive compliance with the covenant set forth in the first sentence of
Section 7.18 of the Agreement for the Borrower's fiscal quarter ending May 31, 2001 only. The waiver granted herein is effective only to the extent specifically stated herein and is limited as specified herein. Except as expressly stated herein, the waiver granted herein shall not be construed as a consent to or waiver of any Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Agreement or any other Loan Document. All rights and remedies of the Banks and the Administrative Agent are hereby expressly reserved with respect to any such other violation, Default or Event of Default. The waiver granted herein does not affect or diminish the right of the Administrative Agent and the Banks to require strict performance by the Borrower and each Guarantor of each provision of any Loan Document to which it is a party, except as expressly provided herein.

     2.10 Borrowing Base Certificate.  Effective as of the date hereof, Exhibit
          --------------------------                                    -------
"F" to the Agreement is hereby amended to read in its entirety as set forth on
---
Annex 2 hereto.
-------

                                 ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1  Conditions.  The effectiveness of this Amendment is subject to the
     ---  ----------
satisfaction of the following conditions precedent:

          (a)  Amendment Fee. Borrower shall have paid to the Agent, for the
               -------------
     ratable benefit of the respective Banks that execute and deliver this Amendment, an amendment fee in the aggregate amount of $200,000.

          (b)  Representations and Warranties. The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (c)  No Default.  No Default shall have occurred and be continuing.
               ----------

          (d)  Corporate Matters. All corporate proceedings taken in connection
               -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Locke Liddell & Sapp LLP.

          (e)  Fees and Expenses.  Borrower shall have paid all fees, costs and
               -----------------
     expenses referred to in Section 5.3 hereof for which invoices have been
                             -----------
     presented.

          (f)  Additional Documentation. The Agent shall have received such
               ------------------------
     additional approvals, opinions, or documents as the Agent or its legal counsel, Locke Liddell & Sapp LLP, may reasonably request.

                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications.  The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2  Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to the Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     5.2  Reference to Agreement.  Each of the Loan Documents, including the
          ----------------------
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3  Expenses of the Agent and Banks.  Borrower agrees to pay on demand all
          -------------------------------
costs and expenses incurred by the Agent and the Banks, or any of them, in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel and of the respective Banks' legal counsel, and all costs and expenses incurred by the Agent and the Banks, or any of them, in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel and of the respective Banks' legal counsel.

     5.4  Severability.  Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5  APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
          --------------
THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6  Successors and Assigns.  This Amendment is binding upon and shall
          ----------------------
inure to the benefit of the Borrower, the Banks, the Syndication Agent, the Documentation Agent and the Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     5.7  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Agent, the requisite Banks, the Borrower and the Guarantors have each executed and delivered a counterpart hereof; provided, however that execution and delivery by Holdings shall not be required for effectiveness of this Amendment, but Holdings shall execute and deliver this Amendment no later than July 31, 2001, and failure to do so by such date shall constitute an Event of Default under the Agreement.

     5.8  Headings.  The headings, captions, and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9  Release of Claims.  The Borrower and the Guarantors each hereby
          -----------------
acknowledge and agree that none of them has any and there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against the Agent, the Syndication Agent, the Documentation Agent, any of the Banks or the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and that neither the Borrower nor any of the Guarantors has any right to seek affirmative relief or damages of any kind or nature from the Agent, the Syndication Agent, the Documentation Agent or any of the Banks. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Borrower and the Guarantors each hereby waives, and hereby knowingly and voluntarily releases and forever discharges the Agent, the Syndication Agent, the Documentation Agent, each of the Banks and their respective predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10 ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                    [Remainder of Page Intentionally Blank]

     Executed as of the date first written above.

                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION


                                        By:  /s/ AUSTIN P. YOUNG
                                           -------------------------------------
                                           Name:  Austin P. Young
                                                --------------------------------
                                           Title:  SR. VP and CFO
                                                 -------------------------------



                                        AGENTS AND BANKS:
                                        ----------------

                                        THE CHASE MANHATTAN BANK (successor by
                                        merger to Chase Bank of Texas, National
                                        Association, formerly known as Texas
                                        Commerce Bank National Association), as
                                        Agent and as a Bank


                                        By:  /s/ R. Alan Green
                                           -------------------------------------
                                           R. Alan Green
                                           Vice President



                                        BANK ONE, NA (formerly known as The
                                        First National Bank of Chicago), as
                                        Syndication Agent and as a Bank


                                        By: /s/ William V. Clifford
                                           -------------------------------------
                                           William V. Clifford
                                           First Vice President


                                        NATIONAL CITY BANK,
                                        as Documentation Agent and as a Bank


                                        By: /s/ Tom Gurbach
                                           -------------------------------------
                                           Tom Gurbach
                                           Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Anne G. Shean
                                           -------------------------------------
                                           Anne G. Shean
                                           Vice President


                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION (formerly known as
                                        Wells Fargo Bank (Texas), National
                                        Association)


                                        By: /s/ Michael B. Sullivan
                                           -------------------------------------
                                           Michael B. Sullivan
                                           Senior Vice President


Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                                        NATIONAL AUTO CENTER, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        CELLSTAR, LTD.

                                        By:  National Auto Center, Inc.,
                                             General Partner


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------

                                        CELLSTAR FULFILLMENT, LTD.

                                        By:  CellStar Fulfillment, Inc.,
                                             General Partner


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------




                                        CELLSTAR FINANCO, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------




                                        CELLSTAR FULFILLMENT, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------




                                        NAC HOLDINGS, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                           -------------------------------------
                                           Elaine Flud Rodriguez
                                           President

                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/ASIA


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        AUDIOMEX EXPORT CORP.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/SA


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        CELLSTAR AIR SERVICES, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        A & S AIR SERVICE, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------

                                        CELLSTAR TELECOM, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        FLORIDA PROPERTIES, INC.


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------



                                        CELLSTAR GLOBAL SATELLITE
                                        SERVICE, LTD.

                                        By:  National Auto Center, Inc.,
                                             General Partner


                                        By: /s/ Austin P. Young
                                           -------------------------------------
                                           Name: Austin P. Young
                                                --------------------------------
                                           Title: Sr. VP and CFO
                                                 -------------------------------

                                    ANNEX 1

                                  Commitments
                                  -----------

                                 SCHEDULE 1.1
                                 ------------

                              Banks' Commitments
                              ------------------


           Lender                                  Commitment Amount
           ------                                  -----------------

1.   The Chase Manhattan Bank                      $10,869,565.22

2.   Bank One, NA                                  $10,869,565.22

3.   National City Bank                            $10,869.565.22

4.   Credit Lyonnais New York Branch               $8,695,652.17

5.   Wells Fargo Bank Texas, National Association  $8,695,652.17

                         Total Commitment          $50,000,000

                                    ANNEX 2

                          Borrowing Base Certificate
                          --------------------------

                                   EXHIBIT F
                                      TO
                          SECOND AMENDED AND RESTATED
                               CREDIT AGREEMENT

                          Borrowing Base Certificate
                          --------------------------

                          BORROWING BASE CERTIFICATE

TO:  The Chase Manhattan Bank, as Agent
     Asset Based Operations
     395 North Service Road, 3/rd/ Floor
     Melville, New York
     Attention:  Debbie Tomasino

Ladies and Gentlemen:

  This Borrowing Base Certificate for the month ending ___________, 200__, is executed and delivered by CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), pursuant to that certain Second Amended and Restated Credit
 --------
Agreement dated as of February 27, 2001 (as the same has been and may be amended, supplemented, modified or restated from time to time, the "Credit
                                                                    ------
Agreement"), among the Borrower, each of the banks or other lending institutions
---------
which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (each a "Bank" and, collectively, the "Banks"),
                                      ----                          -----
Bank One, NA (formerly known as The First National Bank of Chicago), as syndication agent (the "Syndication Agent"), National City Bank, as
                        -----------------
documentation agent ("Documentation Agent"), and The Chase Manhattan Bank
                      -------------------
(successor by merger to Chase Bank of Texas, National Association), a New York banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"). All terms used herein shall have
                                      -----
the meanings assigned to them in the Credit Agreement.

  The Borrower represents and warrants to the Agent and each Bank that all information contained herein is true, correct, and complete, and that the total Eligible Accounts and Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement.

ACCOUNTS RECEIVABLE:
1.        Gross Receivables of the Companies (ending balance for period ended ______________, 200__)...........................................................................  $____________
2.        Less:  Ineligible Receivables (determined pursuant to the definition of Eligible
     Receivables in the Credit Agreement, without duplication):
          (a)       Receivables not complying with Legal Requirements.......................................  $____________
          (b)       Receivables outstanding for more than 90 days past the original date of invoice or past due for more than 60 days............................................................  $____________
          (c)       Receivables created outside of the ordinary course of business..........................  $____________
          (d)       Receivables not billed or invoiced timely or in the normal course of business...........  $____________
          (e)       Receivables from unenforceable contracts or contracts not fully completed by any Company..................................................................................  $____________
          (f)       Receivables including progress billings.................................................  $____________
          (g)       Receivables from sales on bill-and-hold guaranteed sale,
               sale-and-return, etc. (except Topp Product Receivables)......................................  $____________
          (h)       Topp Product Receivables................................................................  $____________
          (i)       Receivables subject to a lien other than liens held by the Agent........................  $____________
          (j)       Receivables as to which any Company does not have good and indefeasible title...........  $____________
          (k)       Receivables subject to anti-assignment provisions.......................................  $____________
          (l)       Receivables subject to setoff, dispute, etc.............................................  $____________
          (m)       Receivables owed by account debtors subject to bankruptcy, or whose credit standing is unsatisfactory to the Agent......................................  $____________
          (n)       Receivables charged or written off as uncollectible in accordance with GAAP.............  $____________
          (o)       Receivables evidenced by chattel paper or instruments or that are otherwise not "accounts" within the meaning of the Uniform Commercial Code.............................  $____________
          (p)       Receivables for goods objected to or not finally accepted, or Receivables subject to default by any party thereto......................................................  $____________
          (q)       Receivables owed by Foreign Subsidiaries................................................  $____________
          (r)       Receivables owed by Foreign Affiliates..................................................  $____________
          (s)       Receivables owed by other Affiliates of any Company.....................................  $____________
          (t)       Receivables owed by employees of any Company............................................  $____________
          (u)       Receivables owed by other foreign account debtors.......................................  $____________
          (v)       Receivables not payable in U.S. Dollars.................................................  $____________
          (w)       Receivables owed by each account debtor with over 50% of the balances owed by such account debtor and its Affiliates to the Companies on a consolidated basis outstanding

BORROWING BASE CERTIFICATE - Page 1

               for more than 90 days past the original date of invoice or more than 60 days past due...................................................................  $____________
          (x)       For Receivables owed by each account debtor whose balances owed by such account debtor and its Affiliates exceed the Maximum Concentration Percentage/1/
               of the aggregate of all Receivables owing to the Companies, or any of them, by all account debtors, the amount of such Receivables that do not exceed the Maximum Concentration Percentage.........................................................  $____________
          (y)       Receivables owed by any Governmental Authority for which the Federal Assignment of
               Claims Act of 1940, as amended, or similar state statutes, have not been complied with.......  $____________
          (z)       Contra accounts owed by any Company to the account debtor...............................  $____________
          (aa)      Credits.................................................................................  $____________
          (bb)      Cash/COD Receivables....................................................................  $____________
          (cc)      Sample sales............................................................................  $____________
          (dd)      Lockton Receivables.....................................................................  $____________
          (ee)      Other ineligible Receivables............................................................  $____________
3.        Total Ineligible Receivables (sum of Lines 2(a)-(ee)).............................................  $____________
4.        Total Eligible Receivables (Line 1 minus Line 3)..................................................  $____________
5.        Less:  The following amounts determined pursuant to the definition of
     Net Amount of Eligible Receivables in the Credit Agreement, without duplication:
          (a)       Unpaid sales, excise or similar taxes...................................................  $____________
          (b)       Returns, discounts, claims, credits and allowances......................................  $____________
          (c)       Unpaid service charges owed by the Borrower or any of the Domestic Subsidiaries.........  $____________
6.        Net Amount of Eligible Receivables (Line 4 minus Line 5)..........................................  $____________

INVENTORY:
7.        Total Inventory of the Companies (calculated at the lower of (a) actual cost for the purchase of such inventory from the original wholesale supplier or (b) fair market value)..............  $____________
8.        Less:  Ineligible Inventory (determined pursuant to the definition of Eligible Inventory in the Credit Agreement, without duplication)
          (a)       Work-in-process inventory...............................................................  $____________
          (b)       Damaged inventory.......................................................................  $____________
          (c)       Returned products.......................................................................  $____________
          (d)       Packaging or shipping supplies or materials.............................................  $____________
          (e)       Obsolete and slow moving inventory (Line (iii) below))..................................  $____________
              (i)   value of inventory which has not been sold within 120 days after purchase of such inventory by the Companies, or any of them......................................  $____________
              (ii)  obsolescence reserve....................................................................  $____________
              (iii) greater of Line (i) or Line (ii)........................................................  $____________
          (f)       Inventory shipped or delivered on consignment, sale or return, or similar terms.........  $____________
          (g)       Inventory in transit....................................................................  $____________
          (h)       Inventory which is offsite, except offsite inventory covered by a waiver or subordination satisfactory to Agent...........................................................  $____________
          (i)       Service or repair parts or equipment  $____________
          (j)       Inventory located at location for which landlord's waiver or subordination not received, unless appropriate Reserves are reflected below.................................  $____________
          (k)       Inventory subject to dispute as to any Company's title or right to possession...........  $____________
          (l)       Inventory located outside of the United States of America...............................  $____________
          (m)       Inventory not in good condition or that does not comply with any applicable law or any applicable standard imposed by any Governmental Authority.................................  $____________
          (n)       Inventory not adequately insured........................................................  $____________
          (o)       Inventory determined to be ineligible by the Agent......................................  $____________
          (p)       Inventory subject to a lien other than liens held by the Agent..........................  $____________
9.        Total Ineligible Inventory (sum of Lines 8(a)-(p))................................................  $____________
10.       Total Eligible Inventory (Line 7 minus Line 9)....................................................  $____________
11.       Amount of Eligible Inventory that is Eligible Digital Handset Inventory...........................  $____________

--------------------
/1/ 10% for all account debtors except Lockton; 20% for Lockton when and if the Banks decide, in the exercise of their sole discretion, to permit Lockton Receivables to be included in Eligible Receivables.

BORROWING BASE CERTIFICATE - Page 2

12.       Amount of Eligible Inventory that is Eligible Analog Handset Inventory............................  $____________
13.       Amount of Eligible Inventory that is Eligible Accessories Inventory...............................  $____________

BORROWING BASE:
14.       80% of Line 6.....................................................................................  $____________
15.       50% of Line 11....................................................................................  $____________
16.       40% of Line 12....................................................................................  $____________
17.       15% of Line 13....................................................................................  $____________
18.       Total Commitment..................................................................................  $____________
19.       50% of Line 18....................................................................................  $____________
20.       Lesser of Line 14 or Line 19......................................................................  $____________
21.       Sum of Line 15 plus Line 16 plus Line 17..........................................................  $____________
22.       Lesser of Line 20 or Line 21
23.       Borrowing Base:  Line 14 plus Line 22.............................................................  $____________

AVAILABILITY:
24.       Lesser of Line 18 or Line 23......................................................................  $____________
25.       Availability Block................................................................................  $10,000,000
26.       Line 24, minus Line 25............................................................................  $____________
27.       Outstanding principal amount of Loans.............................................................  $____________
28.       Letter of Credit Exposure Amount (limited to $10,000,000).........................................  $____________
29.       Sum of Line 27 plus Line 28.......................................................................  $____________
30.       Amount of accrued interest on Loans...............................................................  $____________
31.       Amount of net liabilities for relevant Hedging Obligations........................................  $____________
32.       Fees and other Obligations........................................................................  $____________
33.       Reserves/2/.......................................................................................  $____________
34.       Sum of Lines 29 through 33........................................................................  $____________
35.       Available credit amount or amount to be paid if negative (Line 26 minus Line 34)..................  $____________

Date:                                   CELLSTAR CORPORATION
     ---------------------

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



--------------------
/2/   Determined by the Agent in its sole discretion.

BORROWING BASE CERTIFICATE - Page 3